Investment In Equity Security	6 Months Ended
Jun. 30, 2025
Investment In Equity Security [Abstract]
INVESTMENT IN EQUITY SECURITY

 5. INVESTMENT IN EQUITY SECURITY

Preferred Stock Purchase

In March 2025, BGHL entered into a Preferred Stock Purchase Agreement to purchase 110,000 preference shares of Perception Capital Corp. IV from BCMP Services Limited (“BCMP”), an entity jointly owned by the CEO of BGHL and a significant shareholder of BGHL, for a total consideration of $126,385, which was BCMP’s cost basis. In April 2025, BGHL granted options over 17,500 of these preference shares to employees at an exercise price $1.15 per preference share with an option term of five years. The Preference Shares were convertible on a 1-to-20 basis into Class A Ordinary Shares for an effective price of approximately $0.06 per Class A Ordinary Share. At the close of the Business Combination, the preference shares were converted into 2,200,000 Ordinary Shares of BGL of which options are granted over 350,000 Ordinary shares. BGHL concluded that its investment in shares are not in substance common stock and accounted for the investment at cost and subsequently eliminated in consolidation. The options for the shares are recorded at fair value and for the six months ended June 30, 2025, $362,093 was expensed in the condensed consolidated statements of income with the corresponding compensation liability included in accrued expenses and other current liabilities on the condensed consolidated balance sheets.